First Quarter 2020 CFO Commentary As reflected in our earnings release, there are a number of items that impact the comparability of First-quarter 2020 our results with those in the trailing quarter and prior quarter of last year. The discussion of our results may exclude these items to give you a better sense cash provided by of our operating results. As always, the operating information we provide to you should be used as a operating activities of complement to GAAP numbers. For a complete reconciliation between our GAAP and non-GAAP $467 million. results, please refer to our earnings release and the earnings reconciliation found at the end of this document. The following reported and adjusted information included in this CFO commentary is unaudited and should be read in conjunction with the company’s Form 10-Q for the quarterly period ended March 28, 2020, and the Annual Report on Form 10-K as filed with the Securities and Exchange Commission. investor.arrow.com 1

First-Quarter 2020 CFO Commentary First-Quarter Summary Sales were within the ranges of our prior expectations for the first quarter despite those expectations assuming no impacts from manufacturing shutdowns, First-quarter sales international border closures, and lower demand related to the COVID-19 global pandemic. Our commitment to design, engineering and supply-chain services decreased 11% year will help maximize performance during the uncertain near term while advancing the long-term strategy to be the leading enabler of next-generation technology solutions. First-quarter net income and diluted earnings per share included over year and charges related to foreign tax and other loss contingencies of approximately $33 million and $.41, respectively. decreased 9% year Demand conditions for the global components business remained depressed over year adjusted during the first quarter, due to the lingering effects of ongoing geopolitical tensions and disruptions from the COVID-19 pandemic. Despite disruptions, including an extended Chinese New Year business closures in Asia, sales reached the lower for the wind down, a end of prior guidance. disposition, and FX For the enterprise computing solutions business, net sales were near the higher end of prior guidance. However, the mix of business was different than our prior expectations. Demand for legacy technology solutions was less than we changes. anticipated. Demand for departmental software and security to enable remote workers was very strong. First-quarter operating income included charges related to foreign tax and other loss contingencies of approximately $30 million. Cash flow from operations was strong for a first quarter when cash flow is normally negative. Cash flow from operations totaled $467 million and benefited from proactive efforts to manage working capital including the new EMEA asset securitization program established in January. investor.arrow.com 2

First-Quarter 2020 CFO Commentary Consolidated Overview First Quarter 2020 Y/Y Change Adjusted for Dispositions, Wind Down P&L Highlights* Q1 2020 Y/Y Change & Currency Q/Q Change Sales $6,381 (11)% (9)% (13)% Gross Profit Margin 11.4% (60) bps (70) bps 20 bps Operating Income $138 (44)% (46)% (42)% Operating Margin 2.2% (120) bps (140) bps (100) bps Non-GAAP Operating Income $156 (44)% (43)% (45)% Non-GAAP Operating Margin 2.5% (140) bps (140) bps (140) bps Net Income $50 (65)% (67)% (56)% Diluted EPS $0.61 (63)% (64)% (55)% Non-GAAP Net Income $79 (52)% (51)% (56)% Non-GAAP Diluted EPS $0.97 (49)% (48)% (56)% $ in millions, except per share data; may reflect rounding. • Consolidated sales were $6.38 billion – Included charges related to foreign tax and other loss – Changes in foreign currencies negatively impacted sales contingencies of approximately $30 million growth by approximately $42 million or 1 percentage point year over year – Operating expenses as a percentage of sales were 9.1%, up 70 basis points year over year • Consolidated gross profit margin was 11.4% – Non-GAAP operating expenses as a percentage of – Down 60 basis points year over year, due to higher sales sales were 9.0%, up 80 basis points year over year mix of lower value products in all regions for global components, a higher mix of Asia components sales, and • Interest and other expense, net was $43 million a higher mix of departmental software in enterprise computing – Below our prior expectation of $52 million due to lower borrowings and lower interest rates on floating • Operating income margin was 2.2% and non-GAAP rate debt operating income margin was 2.5% investor.arrow.com 3

First-Quarter 2020 CFO Commentary • Effective tax rate for the quarter was 35.9%, and non- GAAP effective tax rate was 29.5% – Above our prior expectation of 24.5% due to foreign tax contingencies and the timing of discrete items • Diluted shares outstanding were 81 million – Slightly below our prior expectation of 82 million • Diluted earnings per share were $0.61 – Below our prior expectation of $.99 - $1.09 – Includes $17 million of non-cash investment losses due to the mark down of financial assets • Non-GAAP diluted earnings per share were $0.97 – Below our prior expectation of $1.29 - $1.39 – Includes $33 million or $.41 per share of charges related to foreign tax and other loss contingencies – Changes in foreign currencies negatively impacted earnings per share by approximately $.02 compared to the first quarter of 2019 A reconciliation of non-GAAP adjusted financial measures, including sales, as adjusted, operating income, as adjusted, net income attributable to shareholders, as adjusted, and net income per share, as adjusted, to GAAP financial measures is presented in the reconciliation tables included herein. investor.arrow.com 4

First-Quarter 2020 CFO Commentary Components Global $250 $250 $230 $217 $203 $210 $190 $172 $171 $170 $150 $130 $110 Q1-'19 Q2-'19 Q3-'19 Q4-'19 Q1-'20 Non-GAAP Operating Income ($ in millions) (as adjusted) • Sales decreased 10% year over year adjusted for the wind down of the PC and mobility asset disposition business and for changes in foreign currencies - Sales decreased 12% year over year as reported Global components • Lead times were stable year over year first-quarter sales • Backlog decreased slightly year over year decreased 10% year • Book-to-bill was 1.12, up from 1.00 in the first quarter of 2019 over year as adjusted. • Cancellation rates were within normal ranges • Operating margin of 3.6% decreased 90 points year over year • Non-GAAP operating margin of 3.8% decreased 110 basis points year over year – Margin decreased in all regions • Return on working capital decreased year over year investor.arrow.com 5

First-Quarter 2020 CFO Commentary Components Americas $2,000 $1,844 $1,816 $1,800 $1,692 $1,626 $1,553 $1,600 $1,400 $1,200 $1,000 $800 Q1-'19 Q2-'19 Q3-'19 Q4-'19 Q1-'20 Sales ($ in millions) (as adjusted) – Sales decreased 16% year over year adjusted for the wind down of the PC and mobility asset disposition business and for changes in foreign currencies Americas components – Sales decreased 19% year over year as reported sales decreased 16% – All key verticals decreased year over year year over year as adjusted. investor.arrow.com 6

First-Quarter 2020 CFO Commentary Components Europe $1,483 $1,500 $1,399 $1,400 $1,291 $1,310 $1,300 $1,189 $1,200 $1,100 $1,000 Q1-'19 Q2-'19 Q3-'19 Q4-'19 Q1-'20 Sales ($ in millions) (as adjusted) • Sales decreased 10% year over year adjusted for the wind down of the PC and mobility asset disposition business and for changes in foreign currencies – Sales decreased 13% year over year as reported Europe components – All key verticals decreased year over year sales decreased 10% year over year as adjusted. investor.arrow.com 7

First-Quarter 2020 CFO Commentary Components Asia $2,006 $1,978 $2,000 $1,905 $1,900 $1,782 $1,800 $1,688 $1,700 $1,600 $1,500 $1,400 Q1-'19 Q2-'19 Q3-'19 Q4-'19 Q1-'20 Sales ($ in millions) • Sales decreased 5% year over year – All key verticals decreased year over year Asia components sales decreased 5% year over year. investor.arrow.com 8

First-Quarter 2020 CFO Commentary

Enterprise Computing Solutions

Global


$160
$140
$120
$100
$80
$60
$40
$20
$90
$101
$95
$156
$45
Q1-'19
Q2-'19
Q3-'19
Q4-'19
Q1-'20

Non-GAAP Operating Income
($ in millions)



- Sales decreased 6% year over year adjusted for a disposition and changes in foreign currencies
  - Sales decreased 7% year over year as reported
- Billings were approximately flat year over year adjusted for changes in foreign currencies
- Operating income decreased 51% and non-GAAP operating income decreased 50% year over year
  - Included charges related to foreign tax and other loss contingencies of approximately $30 million
  - Non-GAAP operating income decreased 50% year over year adjusted for a disposition and changes in foreign currencies
- Operating margin of 2.3% decreased 210 basis points year over year
- Non-GAAP operating margin of 2.5% decreased 210 basis points year over year
- Return on working capital remains favorable

Enterprise computing solutions sales decreased 6% year over year adjusted for a disposition and changes in foreign currencies.

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Five Years Out

First-Quarter 2020 CFO Commentary Enterprise Computing Solutions Americas $1,700 $1,640 $1,500 $1,372 $1,419 $1,300 $1,201 $1,129 $1,100 $900 $700 $500 Q1-'19 Q2-'19 Q3-'19 Q4-'19 Q1-'20 Sales ($ in millions) • Sales decreased 6% year over year – Growth in infrastructure software led by virtualization, security, and storage year over year ECS Americas sales – Industry-standard and proprietary servers decreased year over year decreased 6% year over year. investor.arrow.com 10

First-Quarter 2020 CFO Commentary

Enterprise Computing Solutions

Europe


$1,000
$900
$800
$700
$600
$500
$400
$763
$701
$610
$959
$702
Q1-'19
Q2-'19
Q3-'19
Q4-'19
Q1-'20

Sales ($ in millions)



- Sales decreased 5% year over year adjusted for a disposition and changes in foreign currencies.
  - Sales decreased 8% year over year as reported
  - Growth in infrastructure software year over year adjusted for changes in foreign currencies
  - Proprietary and industry-standard servers, storage and networking decreased year over year

ECS Europe sales decreased 5% year over year adjusted for a disposition and changes in foreign currencies.

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Five Years Out

First-Quarter 2020 CFO Commentary Cash Flow from Operations Cash flow from operating activities was $467 million in the quarter and was $1.65 billion over the last 12 months. Working Capital Working capital to sales was 17.6% in the quarter, down 200 basis points year over year. Return on working capital was 16.1% in the quarter, down 370 basis points year over year. Included charges related to foreign tax and other loss contingencies of approximately $30 million. Return on Invested Capital Cash flow from operating Return on invested capital was 7.5% in the quarter, down 190 basis points year over year and was 9.1% over the last activities of $1.65 billion 12 months. Included charges related to foreign tax and other loss contingencies of approximately $30 million. over the last 12 months. Share Buyback We repurchased approximately 2.2 million shares of stock for $150 million. Total cash returned to shareholders over the last 12 months was approximately $500 million. Debt and Liquidity Net-debt-to-last-12-months EBITDA ratio is approximately 2.2x. Total liquidity of $3.3 billion when including cash of $201 million. investor.arrow.com 12

First-Quarter 2020 CFO Commentary Arrow Electronics Outlook Guidance We are expecting the average USD-to-Euro exchange rate for the second quarter of 2020 to be $1.10 to €1 compared with $1.12 to €1 in the second quarter of 2019. Due to uncertainty from the COVID-19 pandemic, second-quarter sales and earnings per share ranges are wider than normal. Second-Quarter 2020 Guidance Consolidated Sales $6.075 billion to $6.675 billion Global Components $4.4 billion to $4.7 billion . Global ECS $1.675 billion to $1.975 billion Diluted Earnings Per Share1 $.98 to $1.14 Non-GAAP Diluted Earnings Per Share1 $1.38 to $1.54 Interest and other expense, net $40 million Diluted shares outstanding 81 million 1 Assumes an average tax rate at the midpoint of the 23% to 25% target range. Quarter Closing Dates Beginning and ending dates may impact comparisons to prior periods 2019 and 2020 Quarter Closing Dates First Second Third Fourth 2019 Mar. 30 Jun. 29 Sep. 28 Dec. 31 2020 Mar. 28 Jun. 27 Sep. 26 Dec. 31 investor.arrow.com 13

First-Quarter 2020 CFO Commentary Risk Factors Information Relating to Forward-Looking The discussion of the company’s Statements business and operations should be read together with the risk factors This press release includes forward-looking statements that are subject to numerous assumptions, risks, and uncertainties, which could cause actual results or facts to differ contained in Item 1A of its 2019 Annual materially from such statements for a variety of reasons, including, but not limited to: potential adverse effects of the Report on Form 10-K, filed with the ongoing global COVID-19 coronavirus pandemic, including actions taken to contain or treat COVID-19, industry Securities and Exchange Commission, conditions, changes in product supply, pricing and customer demand, competition, other vagaries in the global which describe various risks and components and global ECS markets, changes in relationships with key suppliers, increased profit margin pressure, changes in legal and regulatory matters, non- uncertainties to which the company is compliance with certain regulations, such as export, anti-trust, and anti-corruption laws, foreign tax and other loss or may become subject. If any of the contingencies, and the company's ability to generate cash flow. For a further discussion of these and other factors that described events occur, the company’s could cause the company’s future results to differ materially from any forward-looking statements, see the section entitled business, results of operations, “Risk Factors” in the company's Annual Report on Form 10- K for the year ended December 31, 2019. Forward-looking statements are those statements which are not statements of financial condition, liquidity, or access historical fact. These forward-looking statements can be identified by forward-looking words such as “expects,” to the capital markets could be “anticipates,” “intends,” “plans,” “may,” “will,” “believes,” “seeks,” “estimates,” and similar expressions. Shareholders materially adversely affected. and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The company undertakes no obligation to update publicly or revise any of the forward- looking statements. For a further discussion of factors to consider in connection with these forward-looking statements, investors should refer to Item 1A Risk Factors of the company’s Annual Report on Form 10-K for the year ended December 31, 2019 and Form 10-Q for the quarter ended March 28, 2020. investor.arrow.com 14

First-Quarter 2020 CFO Commentary Certain Non-GAAP Financial Information In addition to disclosing financial results that are management considers these items referred to above to determined in accordance with accounting principles be outside the company’s core operating results. This non- generally accepted in the United States (“GAAP”), the GAAP financial information is among the primary company also provides certain non-GAAP financial indicators management uses as a basis for evaluating the information relating to sales, operating income, net income company’s financial and operating performance. In attributable to shareholders, and net income per basic and addition, the company’s Board of Directors may use this diluted share. non-GAAP financial information in evaluating management performance and setting management The company provides sales, gross profit, and operating compensation. expenses as adjusted for the impact of changes in foreign currencies (referred to as changes in foreign currencies) The presentation of this additional non-GAAP financial by re-translating prior period results at current period information is not meant to be considered in isolation or foreign exchange rates, the impact of dispositions by as a substitute for, or alternative to, operating income, net adjusting the company’s operating results for businesses income attributable to shareholders and net income per disposed, as if the dispositions had occurred at the basic and diluted share determined in accordance with beginning of the earliest period presented (referred to as GAAP. Analysis of results and outlook on a non-GAAP dispositions), the impact of the company’s personal basis should be used as a complement to, and in computer and mobility asset disposition business conjunction with, data presented in accordance with (referred to as wind down), the impact of inventory write- GAAP. downs related to the digital business (referred to as “digital inventory write-downs and recoveries”), and the impact of the notes receivable reserves and inventory write-downs related to the AFS business (referred to as “AFS notes receivable reserves and recoveries” and “AFS inventory write-downs and recoveries,” respectively). Operating The company believes that income, net income attributable to shareholders, and net income per basic and diluted share are adjusted to exclude such non-GAAP financial identifiable intangible asset amortization, restructuring, integration, and other charges, and loss on disposition of information is useful to businesses, net, AFS notes receivable reserves and credits and inventory write-downs and recoveries, digital investors to assist in inventory write-downs and recoveries, and the impact of assessing and understanding wind down. Net income attributable to shareholders, and net income per basic and diluted share are also adjusted the company’s operating to exclude net gains and losses on investments, pension settlement expense, and certain tax adjustments. A performance. reconciliation of the company’s non-GAAP financial information to GAAP is set forth in the tables below. The company believes that such non-GAAP financial information is useful to investors to assist in assessing and understanding the company’s operating performance and underlying trends in the company’s business because investor.arrow.com 15

First-Quarter 2020 CFO Commentary

Earnings Reconciliation

($ in thousands, except per share data)

Three months ended March 28, 2020

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Tax adjustments	Impact of Wind Down	Other[1]	Non-GAAP measure
Sales	$ 6,381,417	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ 6,381,417
Gross Profit	728,391	—	—	—	—	—	—	—	728,391
Operating income	138,304	9,955	9,138	(920)	—	—	—	—	156,477
Income before income taxes	77,647	9,955	9,138	(920)	—	—	—	16,810	112,630
Provision for income taxes	27,892	2,564	2,571	(222)	—	(3,615)	—	4,057	33,247
Consolidated net income	49,755	7,391	6,567	(698)	—	3,615	—	12,753	79,383
Noncontrolling interests	252	137	—	—	—	—	—	—	389
Net income attributable to shareholders	$ 49,503	$ 7,254	$ 6,567	$ (698)	$ —	$ 3,615	$ —	$ 12,753	$ 78,994
Net income per diluted share	$ 0.61	$ 0.09	$ 0.08	$ (0.01)	$ —	$ 0.04	$ —	$ 0.16	$ 0.97
Effective tax rate	35.9%								29.5%

Three months ended March 30, 2019

	Reported GAAP measure	Intangible amortization expense[4]	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Tax adjustments	Impact of Wind Down[4]	Other[2]	Non-GAAP measure
Sales	$ 7,155,991	$ —	$ —	$ —	$ —	$ —	$ (83,054)	$ —	$ 7,072,937
Gross Profit	861,688	—	—	—	—	—	(8,127)	—	853,561
Operating income	245,560	9,142	11,086	—	—	—	10,196	866	276,850
Income before income taxes	196,321	9,142	11,086	—	—	—	10,343	(4,482)	222,410
Provision for income taxes	53,907	2,540	2,711	—	—	(3,502)	2,528	(1,319)	56,865
Consolidated net income	142,414	6,602	8,375	—	—	3,502	7,815	(3,163)	165,545
Noncontrolling interests	1,679	142	—	—	—	—	—	—	1,821
Net income attributable to shareholders	$ 140,735	$ 6,460	$ 8,375	$ —	$ —	$ 3,502	$ 7,815	$ (3,163)	$ 163,724
Net income per diluted share[5]	$ 1.63	$ 0.07	$ 0.10	$ —	$ —	$ 0.04	$ 0.09	$ (0.04)	$ 1.90
Effective tax rate	27.5%								25.6%

Three months ended December 31, 2019

	Reported GAAP measure	Intangible amortization expense	Restructuring & Integration charges	AFS Write Downs	Digital Write Downs	Tax adjustments	Impact of Wind Down[6]	Other[3]	Non-GAAP measure
Sales	$ 7,338,190	$ —	$ —	$ —	$ —	$ —	$ (19,375)	$ —	$ 7,318,815
Gross Profit	822,943	—	—	—	1,117	—	5,388	—	829,448
Operating income	238,108	14,311	16,350	2,850	1,117	—	10,912	1,002	284,650
Income before income taxes	169,648	14,311	16,350	2,850	1,117	—	10,942	17,919	233,137
Provision for income taxes	57,460	4,050	3,042	607	156	1,806	(18,380)	2,700	51,441
Consolidated net income	112,188	10,261	13,308	2,243	961	(1,806)	29,322	15,219	181,696
Noncontrolling interests	175	138	—	—	—	—	—	—	313
Net income attributable to shareholders	$ 112,013	$ 10,123	$ 13,308	$ 2,243	$ 961	$ (1,806)	$ 29,322	$ 15,219	$ 181,383
Net income per diluted share	$ 1.36	$ 0.12	$ 0.16	$ 0.03	$ 0.01	$ (0.02)	$ 0.36	$ 0.18	$ 2.20
Effective tax rate	33.9%								22.1%

(1) Other includes loss on investments, net

(2) Other includes loss on disposition of businesses, net and loss on investments, net.

(3) Other includes loss on disposition of businesses, net, gain (loss) on investments, net, interest related to uncertain tax position related to the Tax Act, and pension settlement.

(4) Identifiable intangible asset amortization related to the personal computer and mobility asset disposition business are included in "impact of wind down" above.

(5) The sum of the components for diluted EPS, as adjusted may not agree to totals, as presented, due to rounding.

(6) Amounts for restructuring, integration, and other charges, identifiable intangible asset amortization, loss on disposition of businesses, and impairments related to the personal computer and mobility asset disposition business are included in "impact of wind down" above.

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Five Years Out